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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2004

                     MACQUARIE INFRASTRUCTURE COMPANY TRUST
             (Exact name of registrant as specified in its charter)

                Delaware                                    20-6196808
      (State or other jurisdiction of                      (IRS Employer
              incorporation)                            Identification No.)

600 Fifth Avenue, 21st Floor, New York, New York              10020
  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (212) 548-6538

                                 Not Applicable
         (Former name or former address, if changed since last report.)

                      MACQUARIE INFRASTRUCTURE COMPANY LLC
             (Exact name of registrant as specified in its charter)

                Delaware                                    43-2052503
      (State or other jurisdiction of                      (IRS Employer
              incorporation)                            Identification No.)

Peter Stokes, 600 Fifth Avenue, 21st Floor, New York, New York        10020
         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (212) 548-6538

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Changing accountants.

      On December 22, 2004, Macquarie Infrastructure Company Trust (the "Trust") and Macquarie Infrastructure Company LLC (together with the Trust, the "Company") replaced WithumSmith+Brown, P.C. ("WSB"), who was previously engaged as the principal accountant to audit the Company's financial statements.

      The report issued by WSB on the financial statements for the period from inception to June 30, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the period from inception to June 30, 2004 and subsequent interim periods through December 22, 2004, there were no disagreements between the Company and WSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of WSB would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. Furthermore, there were no "reportable events," as that term is used in Item 304(a)(1)(v) of Regulation S-K, for the period from inception to June 30, 2004 and the subsequent interim periods through December 22, 2004.

      The decision to change independent accountants was recommended and approved by the Audit Committee of the Company's Board of Directors.

      On December 23, 2004, the Company provided a draft copy of the foregoing disclosures to WSB and requested that WSB provide a letter addressed to the Securities and Exchange Commission stating whether WSB agree with such disclosures. The confirming letter from WSB is attached hereto as Exhibit 16.1.

(b) New independent accountants.

      On December 22, 2004, the Company engaged KPMG LLP as the Company's new independent registered public accountants to audit the Company's financial statements for the fiscal years ending December 31, 2004 and 2005. The appointment for the fiscal year ended December 31, 2005 will be submitted to the shareholders of the Trust for ratification at the 2005 Annual Meeting.

      Prior to the engagement of KPMG LLP, neither the Company nor anyone on the Company's behalf consulted with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 8.01 OTHER EVENTS.

      Attached as exhibits are the following executed agreements, forms of which were previously filed as exhibits to the registration statement on Form S-1 (Registration No. 333-116244):

      1. Management Services Agreement, dated as of December 21, 2004, among Macquarie Infrastructure Company LLC, Macquarie Infrastructure Company Inc., Macquarie Yorkshire LLC, South East Water LLC, Communications Infrastructure LLC and Macquarie Infrastructure Management (USA) Inc.;

      2. Amended and Restated Trust Agreement, dated as of December 21, 2004, among Macquarie Infrastructure Company LLC, Wells Fargo Delaware Trust Company, as Delaware Trustee, and Peter Stokes, as Regular Trustee;

      3. Amended and Restated Operating Agreement, effective as of December 21, 2004, entered into by Macquarie Infrastructure Company Trust; and

      4. Registration Rights Agreement, dated as of December 21, 2004, among Macquarie Infrastructure Company LLC, Macquarie Infrastructure Company Trust and Macquarie Infrastructure Management (USA) Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      EXHIBIT NO.                             DESCRIPTION
      -----------                             -----------
      16.1              Confirming Letter from WithumSmith+Brown, P.C., dated
                        December 27, 2004.

      99.1              Management Services Agreement, dated as of December 21,
                        2004, among Macquarie Infrastructure Company LLC,
                        Macquarie Infrastructure Company Inc., Macquarie
                        Yorkshire LLC, South East Water LLC, Communications
                        Infrastructure LLC and Macquarie Infrastructure
                        Management (USA) Inc.

      99.2              Amended and Restated Trust Agreement, dated as of
                        December 21, 2004, among Macquarie Infrastructure
                        Company LLC, Wells Fargo Delaware Trust Company, as
                        Delaware Trustee, and Peter Stokes, as Regular Trustee.

      99.3 Amended and Restated Operating Agreement, effective as of December 21, 2004, entered into by Macquarie
                        Infrastructure Company Trust.

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
      99.4              Registration Rights Agreement, dated as of December 21,
                        2004, among Macquarie Infrastructure Company LLC,
                        Macquarie Infrastructure Company Trust and Macquarie
                        Infrastructure Management (USA) Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MACQUARIE INFRASTRUCTURE COMPANY TRUST


Date: December 27, 2004                   By: /s/ Peter Stokes
      -------------------                     ----------------------------------
                                              Name:  Peter Stokes
                                              Title: Trustee
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MACQUARIE INFRASTRUCTURE COMPANY LLC


Date: December 27, 2004                   By: /s/ Peter Stokes
      -------------------                     ----------------------------------
                                              Name:  Peter Stokes
                                              Title: Chief Executive Officer